UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): July 18, 2008

001-33635

(Commission file number)

CARDIUM THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	27-0075787
(State of incorporation)	(IRS Employer Identification No.)

3611 Valley Centre Drive, Suite 525 San Diego, California 92130	(858) 436-1000
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 18, 2008, Cardium Therapeutics, Inc., a Delaware corporation (“Cardium”), entered into a Securities Purchase Agreement with certain accredited investors for their purchase of 1,670,000 shares, in the aggregate, of Cardium’s common stock, $0.0001 par value per share, at a purchase price of $2.00 per share, and five year warrants to purchase up to an additional 584,500 shares of Cardium’s common stock at an exercise price of $2.00 (collectively, the “Financing”). The warrants are fully exercisable upon issuance.

The Financing closed on July 18, 2008. As a result of the closing, Cardium will receive gross proceeds of approximately $3,340,000 (before placement agent fees and offering expenses and excluding any proceeds that Cardium may receive upon exercise of the warrants). Empire Asset Management Company (“Empire”) acted as financial advisor and the sole placement agent for the Financing pursuant to the terms of a Placement Agent Agreement by and between Cardium and Empire and will receive from the gross proceeds of the Financing a commission equal to approximately $217,100, or 6.5% of the gross proceeds received by Cardium in the Financing, and a warrant to purchase approximately 100,200 shares of Cardium’s common stock, or 6.0% of the number of shares sold in the Financing at an exercise price of $2.20 and otherwise substantially on the same terms as the warrants issuable to the purchasers in the Financing. In addition, pursuant to the terms of the Placement Agent Agreement, Cardium has agreed to reimburse Empire for its expenses of up to $15,000.

Pursuant to the terms of the warrants, the exercise price and/or the number of shares issuable upon exercise of the warrants are subject to adjustment in the event of certain specified issuances of equity securities or rights, distributions, or transactions.

The foregoing description of the Securities Purchase Agreement, the warrants, and the Placement Agent Agreement do not purport to be complete and are qualified in their entirety by the forms of warrant attached hereto as Exhibits 4.1 and 4.2, the form of Securities Purchase Agreement attached hereto as Exhibit 10.1, and the Placement Agent Agreement attached hereto as Exhibit 10.2, each of which are incorporated herein by reference.

Item 8.01	Other Events.

On July 21, 2008, Cardium issued a press release announcing the Financing. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Form of Purchaser Warrant

4.2	Form of Placement Agent Warrant

10.1	Form of Securities Purchase Agreement, dated July 18, 2008, by and between Cardium Therapeutics, Inc. and each purchaser (an agreement on substantially this form was signed by each purchaser in the Financing)

10.2	Placement Agent Agreement dated July 17, 2008, by and between Cardium Therapeutics, Inc. and Empire Asset Management Company

10.3	Escrow Deposit Agreement dated July 2, 2008, by and among Cardium Therapeutics, Inc., Empire Asset Management Company and Signature Bank

99.1	Press Release of Cardium Therapeutics, Inc. issued on July 21, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIUM THERAPEUTICS, INC.

Date: July 18, 2008	By:	/s/ Christopher J. Reinhard
Christopher J. Reinhard
Chief Executive Officer